Exhibit 10.1

Execution Version
NINTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 17, 2020 (this “Ninth Amendment”), is by and among TEAM, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), the lending institutions party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.    The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 7, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2015, that certain Second Amendment and Commitment Increase to Credit Agreement, dated as of February 29, 2016, that certain Third Amendment to Credit Agreement, dated as of August 17, 2016, that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 19, 2016, that certain Fifth Amendment to Credit Agreement, dated as of May 5, 2017, that certain Sixth Amendment to Credit Agreement, dated as of July 21, 2017, but effective as of June 30, 2017, that certain Seventh Amendment to Credit Agreement, dated as of March 8, 2018 and that certain Eighth Amendment to Third Amended and Restated Credit Agreement, dated as of August 30, 2019 (said Third Amended and Restated Credit Agreement, as amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement as set forth on Annex I.
B.    The Borrower has requested that the Lenders amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Ninth Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
§1.    Amendment to Credit Agreement. The Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I.
§2.    Amendment to Restate Schedules 1.01(b), 5.13, 6.15 and 7.03(g) and Add Schedule 2.09. Schedules 1.01(b), 5.13, 6.15 and 7.03(g) to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Schedules 1.01(b), 5.13, 6.15 and 7.03(g) to Annex II. Schedule 2.09 to the Credit Agreement is hereby added to the Credit Agreement in the form of Schedule 2.09 to Annex II.
§3.    Amendment to Restate Exhibits B, P and Add Exhibit R. Exhibits B and P to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

hereto as Exhibits B and P to Annex II. Exhibit R to the Credit Agreement is hereby added to the Credit Agreement in the form of Exhibit R to Annex II.
§4.    Conditions to Effectiveness. This Ninth Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:
(a)    the Administrative Agent shall have received a counterpart signature page to this Ninth Amendment, duly executed and delivered by the Borrower, each Guarantor and the Lenders;
(b)    the Administrative Agent shall have received for its benefit and for the benefit of each Lender the fees in immediately available funds as agreed upon by the Borrower, the Arrangers, the Administrative Agent and the Lenders;
(c)    the Administrative Agent shall have received all reasonable invoiced out of pocket fees and expenses due and owing in connection with this Ninth Amendment;
(d)    the Borrower shall have paid in immediately available funds all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig, LLP;
(e)    the Administrative Agent shall have received fully-executed Revolving Notes executed by the Borrower for each Lender in the amount of each such Lender’s Revolving Commitment, as established hereby (the “Amendment Notes”);
(f)    the Administrative Agent shall have received an Officer’s Certificate dated the Ninth Amendment Effective Date, attaching certified resolutions of the governing body of each Loan Party approving this Ninth Amendment;
(g)    the Borrower shall have caused each obligation constituting Intercompany Debt to be evidenced by Intercompany Note(s) containing a legend per Section 4.3 of the Security Agreement and shall have delivered copies of all such Intercompany Note(s) to Administrative Agent along with an endorsement of such Intercompany Note(s) in favor of Administrative Agent;
(h)    the Administrative Agent shall have received (i) pro forma financial statements of the Borrower giving effect to the closing of the Ninth Amendment, (ii) projections for the Borrower and its Subsidiaries for the fiscal years ending December 31, 2020 and December 31, 2021 and (iii) a Cash Flow Certificate dated as of the Ninth Amendment Effective Date and attaching a projected thirteen (13) week cash flow forecast as of June 1, 2020 prepared by the Borrower in good faith covering the immediately following thirteen (13) week period of all weekly revenues, receipts and disbursements and related financial information;
(i)    There shall not have occurred a material adverse change (x) in the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2019 or (y) in the facts and information regarding such entities as represented to date; provided that the direct impacts of COVID-19 on the business, operations or financial condition of any of the Loan Parties and its Subsidiaries that were disclosed in publicly available filings with the SEC prior to the Ninth Amendment Effective Date, will be disregarded on the Ninth Amendment Effective Date;

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 2

(j)    the Administrative Agent shall have received favorable opinions of counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent, dated the Ninth Amendment Effective Date and addressed to the Administrative Agent and the Lenders;
(k)    upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party; and
(l)    the representations and warranties set forth in Section 5 of this Ninth Amendment shall be true and correct.
§5.    Representations and Warranties. By its execution and delivery hereof, the Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, and immediately after giving effect to this Ninth Amendment:
(a)    the representations and warranties of the Borrower and each other Loan Party contained in Article II and Article V of the Credit Agreement and in each other Loan Document, or which are contained in any document that has been furnished under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, and except that for purposes hereof, (x) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (y) any representation and warranty that by its terms is made only as of an earlier date, is true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date and (z) the representations and warranties contained in Section 5.23 of the Credit Agreement shall be true and correct;
(a)    no event has occurred and is continuing which constitutes a Default or an Event of Default;
(b)    (i) the Borrower and each Guarantor has full power and authority to execute and deliver this Ninth Amendment, (ii) the Borrower has full power and authority to execute and deliver the Amendment Notes, (iii) this Ninth Amendment and the Amendment Notes have been duly executed and delivered by the Borrower, (iv) this Ninth Amendment has been duly executed and delivered by each Guarantor, (v) this Ninth Amendment, the Credit Agreement, as amended hereby, and the Amendment Notes constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable in accordance with their respective terms, except in each case, as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 3

(c)    neither the execution, delivery and performance of this Ninth Amendment, the Amendment Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) conflict with any Organization Documents of the Borrower or any Guarantor, (ii) violate any Applicable Law applicable to the Borrower or any Guarantor in any material respect (other than failures to obtain governmental authorizations, make filings or provide notices, etc. which do not violate Section 5.03 of the Credit Agreement), or (iii) conflict with any Contractual Obligation to which the Borrower or a Guarantor is a party or affecting the Borrower, any Guarantor or the properties of the Borrower or any of its Subsidiaries or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower, any Guarantor or their property is subject, except in each case referred to in this clause (iii) for such violations, breaches and defaults that, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and
(d)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by (i) the Borrower as a condition to the execution, delivery or performance by the Borrower of this Ninth Amendment and the Amendment Notes or (ii) any Guarantor as a condition to the acknowledgment by any Guarantor of this Ninth Amendment.
§6.    Revolving Commitment Reduction; and Purchase/Sale by Lenders.
(a)    Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 4 of this Ninth Amendment, (i) the aggregate Revolving Commitment of all Revolving Lenders shall be reduced to $200,000,000, (i) each Lender shall purchase or sell (as the case may be), without recourse, an amount of the Revolving Loans outstanding such that, after giving effect to this Ninth Amendment, the amount of each such Lender's Revolving Commitment utilized and the amount of Revolving Loans owed to each such Revolving Lender will be equal to its Applicable Percentage thereof after giving effect to this Ninth Amendment and (iii) the risk participations of the Revolving Lenders in each outstanding Letter of Credit and each outstanding Swingline Loan shall be automatically reallocated such that the risk participation of each Revolving Lender in each outstanding Letter of Credit and Swingline Loan equals such Lender's Applicable Revolving Percentage of each such Letter of Credit and Swingline Loan.
(b)    Notwithstanding the reallocation of Revolving Loans described in clause (a) above, (i) nothing herein shall be deemed to be a novation of the Obligations evidenced by the Loans and Letters of Credit and (ii) in no event shall the Liens securing the Credit Agreement or the obligations thereunder be deemed affected thereby, it being the intent and agreement of the Loan Parties that the Liens on the Collateral to secure the obligations of the Loan Parties in connection with the Credit Agreement shall not be extinguished and shall remain valid, binding and enforceable Liens securing all debt, liabilities and other obligations under the Credit Agreement, as amended hereby.
(c)    The Borrower shall pay each Lender compensation for any losses pursuant to Section 3.05 of the Credit Agreement as a result of any purchases or sales made in connection with this Section 6.
(d)    Each Lender hereby waives the notice requirements set forth in Sections 2.06(a) of the Credit Agreement in connection with the reduction of the Revolving Commitment.

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 4

§7.    No Other Amendments, etc. Except as expressly provided in this Ninth Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, the Guarantors or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Ninth Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
§8.    Guarantor’s Acknowledgment. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Ninth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived or modified, impaired or affected in any manner by this Ninth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
§9.    Reference to the Credit Agreement. Upon the effectiveness of this Ninth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Ninth Amendment shall be a Loan Document.
§10.    RELEASE. As a material part of the consideration for Administrative Agent and Lenders entering into this Ninth Amendment, each Loan Party signing this Ninth Amendment (singly and collectively, “Releasor”) agrees as follows (the “Release Provision”):
(a)     RELEASOR HEREBY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, EACH LENDER, THE L/C ISSUER AND ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “LENDER GROUP”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 5

UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED (“CLAIMS”), WHICH RELEASOR MAY HAVE OR CLAIM TO HAVE AGAINST ANY OF LENDER GROUP.
(b)    Releasor covenants and agrees not to sue any member of Lender Group or in any way assist any other Person in suing Lender Group with respect to any claim released herein, including but not limited to claims arising out of or related to the Administrative Agent and the Lenders’ actions, omissions, statements, requests or demands in administering, enforcing, monitoring, collection or attempting to collect the Obligations of any Loan Party, which Obligations were evidenced by the Credit Agreement or the other Loan Documents.
(c)    The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.
(d)    Releasor acknowledges, warrants, and represents to Lender Group that:
(i)    Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.
(ii)    Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.
(i)    Releasor has executed this Ninth Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.
(ii)    Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other Person.
(e)    Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and each Lender to enter into this Ninth Amendment.
(f)    It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against Lender Group.

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 6

(g)    If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.
§11.    Post-Closing Covenant. On or before June 22, 2020 (or such later time as agreed by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent original Intercompany Note(s) evidencing all obligations constituting Intercompany Debt along with an endorsement of such Intercompany Note(s) in favor of Administrative Agent. The Borrower’s failure to comply with the terms set forth in this Section 11 shall be an Event of Default under the Credit Agreement.
§12.    Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Ninth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
§13.    Execution in Counterparts. This Ninth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Ninth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§14.    Governing Law; Binding Effect. This Ninth Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Ninth Amendment shall be binding upon the parties hereto and their respective successors and assigns.
§15.    Headings. Section headings in this Ninth Amendment are included herein for convenience of reference only and shall not constitute a part of this Ninth Amendment for any other purpose.
§16.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS NINTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 7

[Remainder of Page Intentionally Left Blank]

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 8

IN WITNESS WHEREOF, the undersigned have duly executed this Ninth Amendment as of the date first set forth above.
TEAM, INC.

By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

ACKNOWLEDGED AND AGREED:

TEAM INDUSTRIAL SERVICES, INC.
TEAM INDUSTRIAL SERVICES INTERNATIONAL, INC.
TQ ACQUISITION, INC.
TEAM QUALSPEC, LLC
QUALSPEC LLC
FURMANITE, LLC
FURMANITE WORLDWIDE, LLC
FURMANITE AMERICA, LLC
FURMANITE OFFSHORE SERVICES, INC.
QUEST INTEGRITY GROUP, LLC
QUEST INTEGRITY USA, LLC
ROCKET ACQUISITION, LLC
TCI SERVICES, LLC
TANK CONSULTANTS, LLC
DK VALVE & SUPPLY, LLC
TCI SERVICES HOLDINGS, LLC

By: /s/ Susan M. Ball
Name: Susan M. Ball
Title: Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Melissa Mullis
Name:	Melissa Mullis
Title:	Assistant Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Kody J. Nerios
	Name:	Kody J. Nerios
	Title:	Authorized Officer

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

BBVA USA f/k/a COMPASS BANK

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

TRUIST BANK (formerly known as Branch Banking and Trust Company and as successor by merger to SunTrust Bank)

By:	/s/ Mark L. Thomas
Name:	Mark L. Thomas
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

TRUIST BANK, successor by merger to SunTrust Bank

By:	/s/ John L. Saylor
Name:	John L. Saylor
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Don D. Mishler
Name:	Don D. Mishler
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

BOKF, NA dba Bank of Texas

By:	/s/ Gary K. Whitt
Name:	Gary K. Whitt
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Michael Foster
Name:	Michael Foster
Title:	Senior Vice President

Signature Page to Ninth Amendment to Third Amended and Restated Credit Agreement